UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: July 30, 2010

(Date of earliest event reported)

Oragenics, Inc

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13700 Progress Blvd	32615
(Address of principal executive offices)	(Zip Code)

386-418-4018

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

We previously announced that Oragenics, Inc. (the “Company”) entered into a Common Stock Purchase Agreement on July 5, 2010 (the “Agreement”) with the Koski Family Limited Partnership (“KFLP”), an accredited investor and the Company’s largest shareholder. The entering into of the Agreement was approved by the Company’s disinterested directors. On July 30, 2010, the Company closed on the Agreement and pursuant to the terms of the Agreement, we issued 5.0 million shares of our Common Stock to the KFLP at a price per share of $0.40. The $2.0 million aggregate consideration paid by the KFLP consisted of (i) $1,000,000 cash and (ii) the exchange and cancellation of the outstanding $1.0 million promissory note issued to the KFLP on May 25, 2010. Accrued interest on the note was waived by the KFLP.

Simultaneously with this purchase of common stock by the KFLP (including the note conversion) and as part thereof, the Company and the KFLP also entered into an unsecured revolving credit agreement (the “Credit Facility”) with the KFLP. Pursuant to the Credit Facility the Company is able to borrow up to $2.0 million from the KFLP at LIBOR plus 6.0%. The term of the Credit Facility is for twelve months commencing August 1, 2010. As of the date hereof, we have not drawn on this Credit Facility. Our ability to draw on the Credit Facility is subject to (i) the receipt by the KFLP of a certificate of no adverse change from us in form and substance acceptable to the KFLP, (ii) the receipt by the KFLP of a revolving unsecured promissory note from us in the principal drawn down in the form attached to the Credit Facility and (iii) our compliance with the terms of the Credit Facility.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The information set forth in item 1.01 above relating to the issuance of shares to the KFLP in exchange for cancellation of its $1.0 million secured note is incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 above relating to the Agreement and the issuance of shares to the KFLP is incorporated herein by reference. These transactions were consummated pursuant to, and in reliance upon, an exemption from registration set forth under Section 4(2) of the Securities Act of 1933 as amended, as these transactions did not involve public offerings.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Number	Description
10.1	Common Stock Purchase Agreement by and between Oragenics Inc. and the Koski Family Limited Partnership, dated July 5, 2010*

10.2	Revolving Credit Agreement by and between the Koski Family Limited Partnership and Oragenics, Inc. dated July 30, 2010 and form of Revolving Unsecured Promissory Note

*	Incorporated by reference to Form 8-K filed on July 7, 2010.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 2nd day of August, 2010.

ORAGENICS, INC. (Registrant)

BY:	/s/ David B. Hirsch
David B. Hirsch President and Chief Executive Officer